Janus Aspen Series

Enterprise Portfolio

Supplement dated June 30, 2016

to Currently Effective Prospectuses

Effective July 1, 2016, the following replaces the corresponding information for Enterprise Portfolio (the “Portfolio”) as noted below.

1.	The following replaces in its entirety the corresponding information found under “Management” in the Portfolio Summary section of Enterprise Portfolio’s Prospectuses:

Portfolio Managers: Brian Demain, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since November 2007. Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since July 2016.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Portfolio:

Enterprise Portfolio

Co-Portfolio Managers Brian Demain and Cody Wheaton are responsible for the day-to-day management of the Portfolio. Mr. Demain, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

Brian Demain, CFA, is Executive Vice President and Co-Portfolio Manager of Enterprise Portfolio, which he has managed or co-managed since November 2007. Mr. Demain is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1999 as a securities analyst. Mr. Demain holds a Bachelor’s degree (summa cum laude) in Economics from Princeton University, where he was a recipient of the Daniel L. Rubinfeld ’67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.

Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of Enterprise Portfolio, which he has co-managed since July 2016. Mr. Wheaton is also Portfolio Manager of other Janus accounts and performs duties as a research analyst. He joined Janus Capital in 2001 as a research analyst. Mr. Wheaton holds Bachelor of Arts degrees in Economics and Government from Dartmouth College. Mr. Wheaton holds the Chartered Financial Analyst designation.

Please retain this Supplement with your records.